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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2006


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                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)


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          DELAWARE                    0-22158                 77-0252226
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification No.)


20883 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA          95014
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (408) 973-7171

                                       N/A
          (Former name or former address, if changed since last report)
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[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

CUPERTINO, Calif.-- December 27, 2006-- NetManage, Inc. (NASDAQ:NETM), a leading software company that provides solutions for integrating, Web enabling and accessing enterprise information systems, confirmed today that Riley Acquisition LLC, which is owned by Riley Investment Partners, L.P. (formerly known as SACC Partners LP) has commenced an unsolicited partial tender offer to purchase up to 1,296,890 shares of NetManage common stock for $5.25 per share in cash. According to the offer to purchase filed with the Securities and Exchange Commission, the offer will expire at 5:00 p.m., New York time, on January 22, 2007 unless Riley decides to extend the offer. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.


ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) NONE
(b) NONE

(c) Exhibit Description
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      99.1  Press Release of NetManage, Inc. dated December 27, 2006.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NETMANAGE, INC.

                                By: /s/ Zvi Alon
                                --------------------------------
                                        Zvi Alon
                                Chairman, President and Chief Executive Officer


Date: December 27, 2006

                                INDEX TO EXHIBITS


Exhibit Description
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  99.1  Press Release of NetManage, Inc. dated December 27, 2006.